EXHIBIT 99.3 – Supplemental, Unaudited Financial Information

AVAILABLE-FOR-SALE SECURITIES	December 31, 2011		September 30, 2011		December 31, 2010
(In Thousands)	Amortized	Fair	Amortized	Fair	Amortized	Fair
	Cost	Value	Cost	Value	Cost	Value

Obligations of U.S. Government agencies	$24,877	$25,587	$33,459	$34,250	$44,005	$44,247
Obligations of states and political subdivisions:
Tax-exempt	129,401	132,962	130,537	132,545	127,210	119,874
Taxable	14,004	14,334	13,080	13,354	7,808	7,668
Mortgage-backed securities	116,602	121,769	116,314	121,967	113,176	118,386
Collateralized mortgage obligations,
Issued by U.S. Government agencies	161,818	165,131	143,275	146,002	131,040	130,826
Corporate bonds	0	0	1,000	1,001	1,000	1,027
Trust preferred securities issued by individual institutions	7,334	8,146	7,015	8,181	6,535	7,838
Collateralized debt obligations:
Pooled trust preferred securities - senior tranches	4,996	4,638	7,914	7,103	9,957	7,400
Pooled trust preferred securities - mezzanine tranches	0	730	0	0	0	0
Other collateralized debt obligations	660	660	660	660	681	681
Total debt securities	459,692	473,957	453,254	465,063	441,412	437,947
Marketable equity securities	5,643	7,728	5,548	7,050	4,589	6,009
Total	$465,335	$481,685	$458,802	$472,113	$446,001	$443,956

Summary of Loans by Type
(Excludes Loans Held for Sale)
(In Thousands)	Dec. 31,	Sept. 30,	Dec. 31,
	2011	2011	2010
Consumer mortgage:
Residential mortgage loans - first liens	$331,015	$334,551	$333,012
Residential mortgage loans - junior liens	28,851	29,748	31,590
Home equity lines of credit	30,037	29,667	26,853
1-4 Family residential construction	9,959	9,762	14,379
Total consumer mortgage	399,862	403,728	405,834
Commercial:
Commercial loans secured by real estate	156,388	149,853	167,094
Commercial and industrial	57,191	55,792	59,005
Political subdivisions	37,620	36,403	36,480
Commercial construction and land	23,518	26,552	24,004
Loans secured by farmland	10,949	10,470	11,353
Multi-family (5 or more) residential	6,583	6,782	7,781
Agricultural loans	2,987	2,819	3,472
Other commercial loans	552	561	392
Total commercial	295,788	289,232	309,581
Consumer	12,665	12,919	14,996
Total	708,315	705,879	730,411
Less: allowance for loan losses	(7,705)	(8,177)	(9,107)
Loans, net	$700,610	$697,702	$721,304

ANALYSIS OF THE ALLOWANCE FOR LOAN LOSSES
(In Thousands)
	3 Months	3 Months	Year	Year
	Ended	Ended	Ended	Ended
	Dec. 31,	Sept. 30,	Dec. 31,	Dec. 31,
	2011	2011	2011	2010
Balance, beginning of period	$8,177	$8,269	$9,107	$8,265
Charge-offs	(479)	(70)	(1,446)	(619)
Recoveries	94	15	329	270
Net charge-offs	(385)	(55)	(1,117)	(349)
(Credit) provision for loan losses	(87)	(37)	(285)	1,191
Balance, end of period	$7,705	$8,177	$7,705	$9,107

PAST DUE AND NONPERFORMING ASSETS
(In Thousands)
	Dec. 31,	Sept. 30,	Dec. 31,
	2011	2011	2010
Total loans past due 30-89 days and still
accruing	$7,898	$5,142	$7,125

Nonperforming assets:
Total loans past due 90 days or more and
still accruing	$1,267	$1,055	$727
Total nonaccrual loans	7,197	7,890	10,809
Foreclosed assets held for sale (real estate)	1,235	1,596	537

Total nonperforming assets	$9,699	$10,541	$12,073

Total nonperforming assets as a % of assets	0.73%	0.80%	0.92%

Analysis of Average Daily Balances and Rates
(Dollars in Thousands)
	3 Months		3 Months		3 Months
	Ended	Rate of	Ended	Rate of	Ended	Rate of
	12/31/2011	Return/	9/30/2011	Return/	12/31/2010	Return/
	Average	Cost of	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds %	Balance	Funds %
EARNING ASSETS
Available-for-sale securities,
at amortized cost:
Taxable	$337,405	3.27%	$333,848	3.38%	$312,889	3.46%
Tax-exempt	130,819	5.87%	127,974	5.94%	120,990	6.06%
Total available-for-sale securities	468,224	4.00%	461,822	4.09%	433,879	4.18%
Interest-bearing due from banks	36,404	0.31%	27,884	0.18%	40,139	0.22%
Federal funds sold	0	0.00%	0	0.00%	1	0.00%
Loans:
Taxable	670,708	6.34%	679,875	6.30%	693,013	6.36%
Tax-exempt	35,744	6.29%	34,630	6.37%	35,273	6.51%
Total loans	706,452	6.33%	714,505	6.31%	728,286	6.37%
Total Earning Assets	1,211,080	5.25%	1,204,211	5.31%	1,202,305	5.38%
Cash	17,812		18,601		17,493
Unrealized gain/loss on securities	12,710		10,312		4,694
Allowance for loan losses	(8,255)		(8,372)		(8,686)
Bank premises and equipment	19,286		21,682		22,923
Intangible Asset - Core Deposit Intangible	230		256		352
Intangible Asset - Goodwill	11,942		11,942		11,942
Other assets	50,743		52,637		62,350
Total Assets	$1,315,548		$1,311,269		$1,313,373

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$161,274	0.15%	$158,849	0.22%	$164,011	0.40%
Money market	208,855	0.18%	206,826	0.20%	207,574	0.37%
Savings	101,405	0.10%	98,434	0.13%	85,098	0.25%
Certificates of deposit	195,774	1.81%	207,822	1.85%	217,005	2.05%
Individual Retirement Accounts	149,219	1.12%	151,910	1.51%	162,908	3.01%
Other time deposits	801	0.50%	1,813	0.00%	755	0.53%
Total interest-bearing deposits	817,328	0.73%	825,654	0.85%	837,351	1.32%
Borrowed funds:
Short-term	12,673	0.09%	19,935	0.12%	19,498	0.22%
Long-term	127,692	4.04%	130,980	4.02%	150,635	4.01%
Total borrowed funds	140,365	3.68%	150,915	3.50%	170,133	3.58%
Total Interest-bearing Liabilities	957,693	1.16%	976,569	1.26%	1,007,484	1.70%
Demand deposits	186,562		170,111		156,932
Other liabilities	8,721		7,761		7,495
Total Liabilities	1,152,976		1,154,441		1,171,911
Stockholders' equity, excluding
other comprehensive income/loss	154,484		150,332		138,592
Other comprehensive income/loss	8,088		6,496		2,870
Total Stockholders' Equity	162,572		156,828		141,462
Total Liabilities and Stockholders' Equity	$1,315,548		$1,311,269		$1,313,373
Interest Rate Spread		4.09%		4.05%		3.68%
Net Interest Income/Earning Assets		4.33%		4.29%		3.95%

Total Deposits (Interest-bearing
and Demand)	$1,003,890		$995,765		$994,283

(1) Rates of return on tax-exempt securities and loans are presented on a fully taxable-equivalent basis.
(2) Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.

Analysis of Average Daily Balances and Rates
(Dollars in Thousands)
	Year		Year
	Ended	Rate of	Ended	Rate of
	12/31/2011	Return/	12/31/2010	Return/
	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds %
EARNING ASSETS
Available-for-sale securities,
at amortized cost:
Taxable	$333,441	3.39%	$314,462	3.61%
Tax-exempt	128,463	5.98%	113,058	6.33%
Total available-for-sale securities	461,904	4.11%	427,520	4.33%
Held-to-maturity securities,
Taxable	0	0.00%	38	5.27%
Trading securities	0	0.00%	29	6.99%
Interest-bearing due from banks	31,359	0.23%	54,655	0.23%
Federal funds sold	0	0.00%	48	0.00%
Loans:
Taxable	680,257	6.36%	687,520	6.43%
Tax-exempt	35,064	6.37%	35,798	6.55%
Total loans	715,321	6.36%	723,318	6.44%
Total Earning Assets	1,208,584	5.34%	1,205,608	5.41%
Cash	17,762		17,505
Unrealized gain/loss on securities	7,105		2,555
Allowance for loan losses	(8,688)		(8,552)
Bank premises and equipment	21,381		23,522
Intangible Asset - Core Deposit Intangible	272		417
Intangible Asset - Goodwill	11,942		11,942
Other assets	55,087		73,148
Total Assets	$1,313,445		$1,326,145

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$162,583	0.25%	$147,494	0.54%
Money market	206,612	0.24%	203,191	0.43%
Savings	97,099	0.17%	78,012	0.25%
Certificates of deposit	205,231	1.90%	225,542	2.24%
Individual Retirement Accounts	154,688	2.04%	162,754	3.06%
Other time deposits	1,231	0.24%	1,242	0.48%
Total interest-bearing deposits	827,444	0.98%	818,235	1.46%
Borrowed funds:
Short-term	17,216	0.13%	27,563	0.64%
Long-term	134,894	4.02%	175,229	4.09%
Total borrowed funds	152,110	3.58%	202,792	3.62%
Total Interest-bearing Liabilities	979,554	1.38%	1,021,027	1.88%
Demand deposits	173,681		147,380
Other liabilities	7,492		7,605
Total Liabilities	1,160,727		1,176,012
Stockholders' equity, excluding
other comprehensive income/loss	148,324		148,735
Other comprehensive income/loss	4,394		1,398
Total Stockholders' Equity	152,718		150,133
Total Liabilities and Stockholders' Equity	$1,313,445		$1,326,145
Interest Rate Spread		3.96%		3.53%
Net Interest Income/Earning Assets		4.22%		3.81%

Total Deposits (Interest-bearing
and Demand)	$1,001,125		$965,615

(1) Rates of return on tax-exempt securities and loans are presented on a fully taxable-equivalent basis.
(2) Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.

COMPARISON OF NONINTEREST INCOME
(In Thousands)	Three Months Ended			Year Ended
	Dec. 31,	Sept. 30,	Dec. 31,	Dec. 31,	Dec. 31,
	2011	2011	2010	2011	2010
Service charges on deposit accounts	$1,187	$1,230	$1,130	$4,773	$4,579
Service charges and fees	206	218	264	849	858
Trust and financial management revenue	864	785	870	3,472	3,475
Brokerage revenue	89	199	147	640	465
Insurance commissions, fees and premiums	65	66	62	257	248
Interchange revenue from debit card transactions	495	490	452	1,922	1,678
Net gains from sales of loans	430	263	283	1,107	761
Increase in cash surrender value of life insurance	127	127	114	508	466
Net gain from sale of premises and equipment	0	324	0	324	445
Net gain (loss) from other real estate	33	51	(5)	41	108
Impairment loss on limited partnership investment	0	0	0	(948)	0
Other operating income	215	246	151	993	755
Total other operating income, before realized
gains on available-for-sale securities, net	$3,711	$3,999	$3,468	$13,938	$13,838

COMPARISON OF NONINTEREST EXPENSE
(In Thousands)	Three Months Ended			Year Ended
	Dec. 31,	Sept. 30,	Dec. 31,	Dec. 31,	Dec. 31,
	2011	2011	2010	2011	2010
Salaries and wages	$3,545	$3,451	$3,432	$13,866	$13,063
Pensions and other employee benefits	1,063	1,020	938	4,407	3,840
Occupancy expense, net	600	641	641	2,638	2,645
Furniture and equipment expense	497	498	493	1,932	2,103
FDIC Assessments	144	174	249	832	1,450
Pennsylvania shares tax	322	345	306	1,306	1,222
Other operating expense	1,777	1,923	1,649	7,076	7,167
Total Noninterest Expense	$7,948	$8,052	$7,708	$32,057	$31,490